EXHIBIT 10.3

LOCK-UP AGREEMENT

To: FWAC Holdings Limited
 c/o FlatWorld Capital LLC
 220 East 42nd St., 29th Floor
 New York, NY 10017

Re: Proposed Merger Involving FlatWorld Acquisition Corp. and Orchid Island Capital, Inc.

1.    Acknowledgement. The undersigned acknowledges that FlatWorld Acquisition Corp. ("FlatWorld" or the “Company”), FTWA Orchid Merger Sub, LLC, a wholly-owned subsidiary of FlatWorld (“Merger Sub”), FWAC Holdings Limited (“FWAC Holdings”), Bimini Capital Management, Inc. (“Bimini Capital”), Orchid Island Capital, Inc., a wholly-owned subsidiary of Bimini Capital ("Orchid Island"), and Bimini Advisors, LLC (“BA”) are intending to complete a proposed merger pursuant to the Agreement and Plan of Reorganization (the "Merger Agreement"), dated July 26, 2012, among FlatWorld, FWAC Holdings, Orchid Island, Bimini Capital, Merger Sub and BA, pursuant to which the shares of Orchid Island securities held by the undersigned are to be converted into the right to receive, as consideration for such Orchid Island securities, Class A Preferred Shares of FlatWorld, no par value (the “Preferred Shares”) (such transaction, the “Merger”). In consideration of the transactions contemplated by the Merger Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the undersigned), with respect to the Preferred Shares issued or issuable to the undersigned (or to persons or entities with respect to which the undersigned would have beneficial ownership of such shares within the rules and regulations of the Securities and Exchange Commission), whether pursuant to the Merger Agreement or otherwise (and the ordinary shares of FlatWorld, no par value (the “Ordinary Shares”), into which they are convertible), and any other securities of FlatWorld that is convertible into, or exercisable or exchangeable for the Preferred Shares or Ordinary Shares, the undersigned covenants and agrees with FWAC Holdings, as follows.

2.    Lock-Up. With respect to the Preferred Shares (and the Ordinary Shares into which they are convertible) issued to the undersigned as consideration in the Merger (the “Merger Consideration”), the undersigned shall not, except as described in this Paragraph 2 hereof, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Merger Consideration, whether any such transaction is to be settled by delivery of Preferred Shares, Ordinary Shares, other securities, cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii), until one year after the Effective Time (as defined in the Merger Agreement); provided, however, that the restrictions set forth in items (i) - (iii) above shall not apply at any time on or after January 1, 2013, if the holders of the Company’s Ordinary Shares fail to approve, at a duly convened meeting of the Company’s shareholders, the Reincorporation (as defined in the Merger Agreement) on or prior to January 1, 2013 (provided that Bimini Capital or any permitted Person to whom Bimini Capital transferred the Merger Consideration in compliance with this agreement, voted all of the Merger Consideration, on an as-converted basis, in favor of such Reincorporation). Notwithstanding any other terms herein, all of the Merger Consideration will be released from the restrictions set forth in this Paragraph 2, if, following consummation of the Merger, the Company engages in a subsequent liquidation.

The undersigned agrees and consents to the entry of stop transfer instructions with FlatWorld’s transfer agent and registrar against, and authorizes FWAC Holdings to cause the transfer agent and registrar to decline, the transfer of relevant securities held by the undersigned except in compliance with the foregoing restrictions. Notwithstanding the foregoing, the undersigned may sell, contract to sell, dispose of, or otherwise transfer for value or otherwise, the Preferred Shares (or the Ordinary Shares into which they are convertible) (i) by gift, will or intestacy, (ii) by distribution to partners, members, shareholders, or beneficiaries of the undersigned, or (iii) to any wholly-owned direct or indirect subsidiary or subsidiaries of the undersigned; provided however, that in the case of a transfer pursuant to (i), (ii) or (iii) above, it shall be a condition to such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Preferred Shares (or the Ordinary Shares into which they are convertible) subject to the provisions of this Lock Up Agreement. Notwithstanding the restrictions set forth in Paragraph 2 above, the undersigned shall not be restricted or prohibited by this Lock Up Agreement from converting any or all of its Preferred Shares into Ordinary Shares in accordance with the terms and conditions of the Preferred Shares.

3.    Termination. This agreement may be terminated by mutual written consent of the parties hereto. This agreement shall be terminated upon the earlier of (i) the termination of the Merger Agreement, (ii) one calendar day following the date that is one year following the Effective Time, in accordance with its terms or (iii) January 1, 2013, if the holders of the Company’s Ordinary Shares fail to approve, at a duly convened meeting of the Company’s shareholders, the Reincorporation on or prior to January 1, 2013 (provided that Bimini Capital or any Permitted Person to whom Bimini Capital transferred the Merger Consideration in compliance with this agreement, voted all of the Merger Consideration, on an as-converted basis, in favor of such Reincorporation). The undersigned further understands that this agreement is irrevocable, and that all authority herein conferred or agreed to be conferred shall survive death or incapacity of the undersigned and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

4. Authority. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement.

5.    Public Disclosure. The undersigned agrees not to make any public disclosure or announcement of or pertaining to this agreement, the Merger Agreement or the transactions contemplated thereby or hereby without the prior written consent of FWAC Holdings except as required by law.

6.    Damages. The undersigned recognizes and acknowledges that this agreement is an integral part of the Merger Agreement and that a breach by the undersigned of any covenants or other commitments contained in this agreement will cause FWAC Holdings to sustain injury for which it may not have an adequate remedy at law for money damages. Therefore, the undersigned agrees that in the event of any such breach, FWAC Holdings shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the undersigned agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

7. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable therein (without regard to conflict of laws principles).

8.    Facsimile. FWAC Holdings and the undersigned shall be entitled to rely on delivery of a facsimile copy hereof which shall be legally effective to create a valid and binding agreement of the undersigned and FWAC Holdings in accordance with the terms hereof.

9.    Counterparts. This agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

10. Entire Agreement. This agreement constitutes the entire agreement and understanding between the parties pertaining to the subject matter of this agreement.

[SIGNATURE PAGE FOLLOWS]

                                  BIMINI CAPITAL MANAGEMENT, INC.

                                  By:________________________
                                  Name:
                                  Title:

_____________________________
Signature of Witness

Name of Witness (please print)

Address and fax number
Bimini Capital Management, Inc.
3305 Flamingo Drive
Vero Beach, Florida 32963
Fax No.: 772-231-2896

141,873
Number of FlatWorld Acquisition
Corp. Preferred Shares subject
to this Lock Up Agreement